UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 9, 2020

(Date of earliest event reported)

ADVANCED CONTAINER TECHNOLOGIES, INC. (formerly Medtainer, Inc. ) (Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(844) 226-5649 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 2 – Financial Information

2.01	Completion of Acquisition or Disposition of Assets.

The Registrant entered into an Exchange Agreement, dated as of August 14, 2020, by and among the Registrant, Advanced Container Technologies, Inc., a California corporation (“ACT”), and all of the shareholders of ACT (the “Shareholders”), which became effective on September 9, 2020. The Exchange Agreement was amended on September 9, 2020. The closing under the Exchange Agreement, as so amended, occurred on October 9, 2020, upon the satisfaction of certain conditions precedent, which are described below, such that the Shareholders exchanged, on a pro rata basis, their shares in ACT for 50,000,000 shares of the Registrant’s common stock. As a result of the exchange, ACT has become the wholly owned subsidiary of the Registrant. Simultaneously with closing, certain of the Registrant’s assets and liabilities were assigned to and assumed by a wholly owned subsidiary of the Registrant, Med X Technologies, Inc., a California corporation.

Among the above conditions precedent that were satisfied were (i) the Registrant’s filing of a certificate of amendment to its articles of incorporation, whereby (A) the Registrant’s corporate name was changed to Advanced Container Technologies, Inc. (the “Name Change”) and (B) the outstanding shares of the Registrant’s common stock were reverse split on October 8, 2020, such that every 59 outstanding shares of the Registrant’s common stock were combined into 1 share of new common stock (the “Reverse Split”) and (ii) the processing by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of an Issuer Company-Related Action Notification Form in relation to the Name Change and the Reverse Split.

As a result of the Name Change, the Registrant’s corporate name is now Advanced Container Technologies, Inc. As a result of the Reverse Split, the number of outstanding shares of the Registrant’s common stock was reduced to 1,001,860 immediately prior to the exchange. By virtue of the consummation of the exchange, there are 51,001,860 shares of the Registrant’s common stock outstanding, The Reverse split has reduced the number of the Registrant’s freely tradable shares to approximately 320,000. The closing market price of the Registrant’s common stock, as quoted on the quotation system operated by OTC Markets Group Inc., was $1.30 on October 19, 2020.

Douglas P. Heldoorn, the Chief Executive Officer and a director of the Registrant was the holder of 5,100,000, or approximately 10.1%, of the 50,000,000 shares issued by ACT. Upon the consummation of the exchange, Mr. Heldoorn held 5,119,033, or approximately 10%, of the outstanding shares of the Registrant’s common stock. He also holds all of the outstanding shares of the Registrant’s Series A Convertible Preferred Stock, which, together with his shares of the Registrant’s common stock, enables him to have voting control of the Registrant.

Pursuant to the provisions of the Exchange Agreement, Mr. Daniel Salinas, the president of ACT, has been appointed to serve on the board of directors of the Registrant. For information respecting Mr. Salinas, see Item 5.02 of this Current Report.

ACT and GP Solutions, Inc. (“GP”) entered into a Distributorship Agreement, dated as of August 6, 2020 (the “Distributorship Agreement”), under which GP granted to ACT the exclusive right to sell and distribute GP’s products within the United States and its territories. GP’s products are modular, stackable and mobile vertical hydroponics grow boxes, equipped with lights, exhaust system, hydroponics growing container and odor control systems, which are called “Grow Pods.” The Distributorship Agreement has an initial term that will expire on December 31, 2025. ACT may renew the Distributorship Agreement indefinitely as long as it purchases the lesser of (i) 100 Grow Pods or (ii) GP’s total output of Grow Pods in the last calendar year of any term. The Distributorship Agreement is a material contract of the Registrant. ACT has no business other than that which it conducts under the Distributorship Agreement.

The Registrant is subject to certain risks. Among them are the facts that the Registrant has no experience in marketing and selling products such as Grow Pods, may not be able to hire, manage and retain the staff necessary to market and sell them and may not be able to raise the capital necessary to market and sell them. The Registrant also reiterates the following risk factors, which should be re-evaluated in light of the information set forth above:

If the Company cannot raise capital, it may have to curtail its operations or it could fail.

The Company requires substantial additional capital. In the event that it cannot raise such capital, it may have to curtail its operations or it could fail.

The Company’s business, financial condition, results of operations and liquidity could be substantially and adversely affected by the Covid-19 pandemic.

In December 2019, an outbreak of a novel strain of coronavirus known as COVID-19 originated in Wuhan, China, and has spread to other countries, including the United States. On March 11, 2020, the World Health Organization declared the outbreak to be a pandemic. A number of jurisdictions in the United States, including the State of California, have declared a state of emergency. Further, the governor of the State of California, where the Company’s headquarters, all of its employees and the manufacturer of its Medtainer® products are located, has issued an executive order pursuant to that declaration mandating that all individuals living in the state stay at home or at their places of residence, except as needed to maintain the continuity of operations in certain sectors, in none of which the Company operates. As a result, for an unknown but possibly extended period, the following, among others, may be substantially and adversely affected to an extent that the Company cannot presently predict: the Company’s ability to conduct its operations, including its financial reporting systems, internal control over financial reporting and disclosure controls and procedures; its financial condition and results of operations; its capital and financial resources, including its liquidity; its balance sheet and its ability to account timely for those assets; demand for its products and services; the ability of its suppliers to manufacture and deliver the products that it sells; its ability to deliver its products; the valuation of its goodwill, intangible assets and long-lived assets; its ability to display and sell its products at trade shows and similar events; its ability to conduct meetings with existing and prospective customers and suppliers; the ability of the Company and its customers to meet their financial obligations to one another and to others; travel restrictions and border closures; and, if its employees were to contract coronavirus, their ability to work. To the extent that the Company will be able to continue operating, it may incur additional costs in order to do so.

The Company sells products that may be used for cannabis-related purposes.

The Company does not market or sell cannabis, but many of the products that it sells, including Grow Pods, containers and humidity control inserts, can be used for cannabis-related purposes. In light of the fact that the possession and use of cannabis has been legalized, subject to varying restrictions, in many states and that several other states are considering such legalization, the Company believes that its products may be of interest to a large number of users of cannabis. The Company advertises certain of its products on the Company’s website and elsewhere as suitable for that purpose. The Company believes that marketing these products subjects the Company to certain risks, including:

●	The use of cannabis for medical and recreational use is lawful in many states, but under United States federal law and the laws of the other states, the possession, use, cultivation, storage, processing and/or transfer of cannabis is illegal. Federal and state law enforcement authorities have prosecuted persons engaged in these activities. While the Company does not believe that it engages in these activities, any of these law enforcement authorities might bring an action against the Company including, but not limited to, a claim of aiding and abetting criminal activities. Such an action would have a material and adverse effect on the Company’s business and operations.

●	Under federal law, it is unlawful to sell or offer for sale, to use the mails or any other facility of interstate commerce to transport or to import or export drug paraphernalia. The term “drug paraphernalia” includes any equipment, product or material of any kind which is primarily intended or designed for use in manufacturing, compounding, converting, concealing, producing, processing, preparing, injecting, ingesting, inhaling, or otherwise introducing into the human body a controlled substance. One of the factors that these authorities may consider in determining whether the Company’s products are drug paraphernalia is its national and local advertising concerning its use. The Company has advertised its products as usable for cannabis- related purposes. However, the Company does not believe that its products were designed or are intended for illegal purposes, or that its products are drug paraphernalia, as defined in federal law. The Company is promoting its products primarily to be used for other purposes. During the administration of President Barack H. Obama, enforcement of such federal law was relaxed, and the administration of President Donald J. Trump has indicated that it will not enforce federal cannabis laws against companies that comply with state law. If in the future federal authorities were to take a different view, they might bring a criminal action against the Company. Such an action would have a material and adverse effect on the Company’s business and operations.

The Exchange Agreement and the Distributorship Agreement are incorporated herein by reference and the descriptions thereof are qualified in their entirety by such reference.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 8, 2020, Russell Ward and Jeffory A. Carlson resigned as directors of the Registrant. These resignations were voluntary and were not because of a disagreement with the Registrant on any matter relating to its operations, policies or practices.

On October 9, 2020, Douglas P. Heldoorn, who was then the sole director of the Registrant, as permitted by the by-law appointed Daniel Salinas and Eric Horton as directors of the Registrant, each to serve until the next annual meeting of the shareholders and until his successor is elected and qualified.

Mr. Salinas, age 35, has served as the president and sole director of ACT since its incorporation on June 2, 2020. Since August 2019, he has been Director of Operations with Grassfire, LLC, a company engaged in medical cannabis cultivation, where he is responsible for its management. From January 2017 to August 2018, he was managing partner of 918 Transport Trucking Company, a company engaged in the trucking business, where he was responsible for its day-to-day operations. From January 2016 to December 2016, Mr. Salinas was the General Sales Manager of Toyota of Lawton, Oklahoma. The Registrant believes that he is desirable as a director of the Registrant because of his leadership and sales abilities. Mr. Salinas owned 29,950,000 of ACT’s 50,000,000 shares, amounting to 59% thereof. As a result of the exchange, he owns 29,500,000 shares of the Registrant’s common stock, or approximately 51.8% thereof. However, Mr. Heldoorn owns all of the outstanding shares of the Registrant’s Series A Convertible Preferred Stock, under which he has voting control of the Registrant.

Mr. Horton, age 49, has served since March 2018 as President of C&S Advisors, Inc., a company engaged in advising its clients and providing assistance respecting obtaining investment capital, investor and public relations, strategic planning and public company regulatory compliance. From January 2009 to March 2018, he was President of Smallcap Advisory, Inc., a company engaged in similar activities. Mr. Horton was appointed to the board of directors pursuant to the provisions of the Exchange Agreement. The Registrant believes that he is desirable as a director of the Registrant because of his experience with counselling public companies, especially in the area of regulatory compliance. On August 10, 2020, Mr. Horton and his wife filed a voluntary position under Chapter 7 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California ( Case No. 20-04042-LA7). The Court has not yet acted upon the petition.

On October 9, 2020, Mr. Carlson was appointed Chief Financial Officer and Treasurer of the Registrant. For more than 5 years previously, he served as controller of the Registrant. His knowledge of the Registrant’s financial affairs and his ability to oversee them was a significant factor in appointing him to the board. He owns 155,085 shares of the Registrant’s common stock, of which he acquired 5,085 as a participant in its 2018 Incentive Award Plan and 150,000 as the result of the exchange of 150,0000 shares of ACT that he owned for shares of the Registrant’s common stock shares.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Financial Statements

The financial statements required by this item will be filed by amendment within 71 calendar days after the date on which this Current Report is required to be filed.

Exhibits

The following exhibits are filed a part of this Current Report:

Exhibit
Number	Title
10.1	Exchange Agreement, dated August 14, 2020, by and between Registrant, Advanced Container Technologies, Inc. and the Shareholders, as defined therein. Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated September 2, 2020, and incorporated by reference.
10.2	Amendment to the Exchange Agreement, dated September 9, 2020. Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, dated September 2, 2020, and incorporated by reference.
10.3	Distributorship Agreement, dated August 6, 2020, by and between Advanced Container Technologies, Inc. and GP Solutions, Inc. Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, dated September 2, 2020, and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CONTAINER TECHNOLOGIES, INC.

  (formerly Medtainer, Inc.)

By: /s/ Douglas Heldoorn

Douglas Heldoorn

Chief Executive Officer

Dated: October 20, 2020